Exhibit 99.1

Alkuri Global Acquisition Corp. Announces Filing of Definitive Proxy Statement and October 20, 2021 Stockholder Meeting to Vote on Business Combination with Babylon

●	Special meeting of Alkuri stockholders to be held virtually on October 20, 2021 at 9:00 AM, Eastern Time
●	Business combination with Babylon expected to close on or about October 21, 2021, subject to stockholder approval, after which Babylon will be listed on the New York Stock Exchange under the symbol BBLN
●	The Alkuri Board of Directors recommends that stockholders vote "FOR" all the proposals at the stockholder meeting

NASHVILLE, TN & LONDON, UK -- Alkuri Global Acquisition Corp. (NASDAQ: KURI, KURIU and KURIW) (“Alkuri”), a special purpose acquisition company, has filed its definitive proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) and established September 30, 2021, as the record date in connection with the previously announced proposed business combination with Babylon Holdings Ltd (“Babylon”), a world leader in digital-first healthcare.

“We’re incredibly proud to deliver the opportunity for Alkuri’s shareholders to support the fastest growing digital healthcare company we’ve seen -- public or private,” said Rich Williams, CEO of Alkuri. “In the first half of this year, Babylon grew its revenues by 472% while improving margins and continuing to deliver world-class healthcare by realigning the focus and incentives of care on comprehensive, long-term health and well-being. With the support and commitment of Babylon’s existing shareholders, we are bringing this transaction to our investors at a price that is a clear discount to its peers in our view, despite the fact that Babylon is growing as much as 10 times faster than others in digital healthcare. We believe this creates an incredibly attractive entry point for a category-defining business in a $10 trillion global sector.”

“Babylon’s mission is to make quality healthcare accessible and affordable for every person on Earth,” said Ali Parsa, Babylon’s Founder and CEO. “The extraordinary growth of our company, including the 472% revenue growth we recently announced for the first half of 2021, shows that many partners and clients share our vision to transform the current models of healthcare delivery. The members we serve have shown time and time again that regardless of whether someone is rich or poor, or whether they live in central London, rural United States or a developing country like Rwanda, they all desire smarter, better healthcare. So in Babylon we are working to re-engineer virtually every touch point through the healthcare continuum to deliver a better and more scalable value proposition to all. The Alkuri team have been great partners in this process and we look forward to working alongside them and our new stockholders to realize our mission and deliver another chapter of strong returns.”

Stockholders may vote their shares here.

The definitive proxy statement contains important information about the proposed business combination contemplated by the Agreement and Plan of Merger, dated as of June 3, 2021, by and between Alkuri, Liberty USA Merger Sub, Inc. and Babylon. The proxy statement/prospectus is available at www.sec.gov.

Alkuri has engaged Morrow Sodali LLC ("Morrow Sodali") as its proxy solicitor in connection with the Special Meeting. Stockholders who need additional copies of proxy materials, to obtain proxy cards or have questions regarding the proposals to be presented at the Special Meeting may contact Morrow Sodali, toll-free at (800) 662-5200 (individuals) or (203) 658-9400 (banks and brokers) or send an email to KURI.info@investor.morrowsodali.com. To obtain timely delivery of documents, stockholders must request them no later than October 13, 2021.

A special meeting of Alkuri’s stockholders to approve the business combination will be held virtually on October 20, 2021 at 9:00 AM, Eastern Time and can be accessed by visiting https://www.cstproxy.com/alkuriglobal/2021. Alkuri recommends that you join at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts. All stockholders of Alkuri are strongly encouraged to read the definitive proxy statement/prospectus carefully and in its entirety before voting, and to vote as soon as possible in advance of the special meeting.

Alkuri recommends all stockholders vote "FOR" all proposals in advance of the Meeting by telephone, via the Internet or by signing, dating and returning the proxy card upon receipt by following the easy instructions on the proxy card.

Your Vote FOR ALL Proposals Is Important, No Matter How Many or How Few Shares You Own.

The business combination is expected to close on or about October 21, 2021, subject to Alkuri stockholder approval and the satisfaction of certain closing conditions. Following the completion of the business combination, Babylon expects to be listed on the New York Stock Exchange under the symbol “BBLN.”

About Alkuri Global Acquisition Corp.

Alkuri Global Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. While Alkuri Global Acquisition Corp. may pursue a business combination in any industry, the company intends to favor next-generation technology businesses led by visionary founders and teams leveraging data and artificial intelligence in the areas of Consumer Internet and Marketplaces, Healthtech, Fintech and Mobility.

About Babylon

Babylon is a world leading, digital-first, value-based care company whose mission is to make high-quality healthcare accessible and affordable for everyone on Earth.

Babylon is re-engineering healthcare, shifting the focus from sick care to preventative healthcare so that patients experience better health, and reduced costs. This is achieved by leveraging a highly scalable, digital-first platform combined with high quality, virtual clinical operations to provide integrated, personalized healthcare. We endeavor to support patients’ health needs, all from their devices, with the aim to promote longer and healthier lives. When sick, Babylon provides assistance to navigate the health system, connecting patients digitally to the right clinician 24/7, at no additional cost.

Founded in 2013, we have since delivered millions of clinical consultations and AI interactions, with c.2m clinical consultations and c.3.9m AI interactions in 2020 alone. We work with governments, health providers and insurers across the globe, and support healthcare facilities from small local practices to large hospitals. For more information, please visit www.babylonhealth.com/us

This press release may contain forward looking statements. For information about forward looking statements, please click here.

To read the full proxy statement, please click here.

This press release relates to a proposed transaction between Alkuri and Babylon. This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Babylon, the combined company or Alkuri, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Babylon has filed a registration statement on Form S-4 (Registration No. 333-256133) with the SEC, which includes a document that serves as a prospectus and proxy statement of Alkuri, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on September 20, 2021 and will be sent to all Alkuri stockholders as of September 14, 2021 (the record date for voting on the proposed transaction). Before making any voting decision, investors and security holders of Alkuri are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC by Alkuri through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Alkuri and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Alkuri’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Alkuri and information regarding their interests in the business combination is set forth in Babylon’s registration statement on Form F-4 (Registration No. 333-257694) filed with the SEC. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation is contained in the registration statement and the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between Babylon and Alkuri include statements regarding the benefits of the transaction, the clear path to positive adjusted EBITDA, Babylon’s ability to continue self-funding its growth into the future, the amount of cash the transaction will provide Babylon, the anticipated timing of the transaction and the products and markets of Babylon. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Alkuri’s securities, (ii) the risk that the transaction may not be completed by Alkuri’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Alkuri, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Alkuri, the satisfaction of the minimum amount in the trust account following redemptions by Alkuri’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Babylon’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Babylon and potential difficulties in Babylon employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Babylon or against Alkuri related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of Alkuri’s securities on a national securities exchange, (xi) the price of Alkuri’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Alkuri plans to operate or Babylon operates, variations in operating performance across competitors, changes in laws and regulations affecting Alkuri’s or Babylon’s business, Babylon’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by Alkuri from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Babylon and Alkuri assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Babylon nor Alkuri gives any assurance that either Babylon or Alkuri, or the combined company, will achieve its expectations.